

<ARTICLE>                     5
<LEGEND>
         This schedule contains summary financial information extracted from the
         Registrant's unaudited interim Financial Statements
         included in the Registrant's quarterly report on Form 10-Q for the period ended March 31, 1996 and is qualified in its entirety by reference to such Financial Statements.
</LEGEND>
<MULTIPLIER>                                   1,000
<CURRENCY>                                     US DOLLARS

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-START>                                 JAN-01-1996
<PERIOD-END>                                   MAR-31-1996
<EXCHANGE-RATE>                                1
<CASH>                                         11,352
<SECURITIES>                                   0
<RECEIVABLES>                                  13,948
<ALLOWANCES>                                   81
<INVENTORY>                                    750
<CURRENT-ASSETS>                               27,117
<PP&E>                                         2,027
<DEPRECIATION>                                 519
<TOTAL-ASSETS>                                 28,727
<CURRENT-LIABILITIES>                          13,545
<BONDS>                                        115
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       50
<OTHER-SE>                                     15,017
<TOTAL-LIABILITY-AND-EQUITY>                   28,727
<SALES>                                        15,191
<TOTAL-REVENUES>                               19,296
<CGS>                                          13,283
<TOTAL-COSTS>                                  16,593
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             35
<INCOME-PRETAX>                                961
<INCOME-TAX>                                   (32)
<INCOME-CONTINUING>                            993
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   993
<EPS-PRIMARY><F1>                              0.28<F2>
<EPS-DILUTED>                                  0.28<F2>


<F1>  The word "Primary" should be deleted and replaced with the word "Basic".

<F2>  This amount was restated in accordance with Financial Accounting Standards
      Board Statement No. 128 and Staff Accounting Bulleting No. 98.
